SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              March 27, 2003
                                                -------------------------------
                         FIRST MONTAUK FINANCIAL CORP.
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               (Exact name of Registrant as specified in charter)


       New Jersey                0-6729                             22-1737915
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(State or other jurisdic-             (Commission               (IRS Employer
 tion of incorporation)               File Number)           Identification No.)

Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, N.J.       07701
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code  (732) 842-4700
                                                   ----------------------------

     (Former name or former address, if changed since last report.)

Item 5. Other Events.
Item 9. Regulation FD Disclosure.

     First Montauk Financial Corp. (OTC BB: FMFK.OB), has completed a private offering of its securities as of March 1, 2003. In the offering, First Montauk sold an aggregate of $1,240,000 of convertible debentures to certain "accredited investors" only. The offering consisted of up to $3,000,000 principal amount of 6% convertible debentures. First Montauk issued $1,030,000 of debentures on December 12, 2002 and an additional $210,000 of debentures on January 7, 2003. The proceeds of the financing will be used to satisfy the general working capital needs of the Company.

     Each debenture earns interest at the rate of 6% per annum, payable semi-annually, and is convertible at an initial conversion price of $0.50 per share, subject to adjustment for stock dividends, combinations, splits, recapitalizations, and like events. Each holder shall have the right to convert its debentures, at the option of such holder, at any time, into shares of First Montauk common stock at the then applicable conversion price. In addition, First Montauk at its option, may demand the holders convert some or all of the debentures into shares of common stock in the event that the closing bid price of its common stock is 200% of the conversion price for the twenty consecutive trading days prior to the date of the notice of conversion.

     Further, First Montauk, at its option, may prepay some or all of the debentures in the event that the closing bid price of its common stock is 200% of the conversion price for the twenty consecutive trading days prior to the date of the notice of prepayment. The prepayment amount shall be 130% of the principal amount of the debentures from the date of issuance until the first anniversary of the date of issuance, together with accrued and unpaid interest. Thereafter, the prepayment amount shall be equal to 120% of the principal amount of the debentures, together with accrued and unpaid interest through the date of prepayment.

     Holders of debentures shall have notice of and the right to include the shares of common stock issuable upon conversion of the debentures in a registration statement filed by the First Montauk other than a registration statement on Form S-4 or S-8, or a successor form.

     First Montauk Securities Corp. served as the exclusive agent for the sale of the debentures. The Placement Agent received commissions of 10% of the principal amount of debentures sold in the Offering and warrants to purchase such number of shares of common stock as equals 10% of the principal amount of debentures sold. These warrants are exercisable for a period of five years at an exercise price of equal to the conversion price of the debentures.

     The debentures have not been registered for offer or sale under the Securities Act; such securities are being issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act, as amended, and/or Rule 506 of Regulation D, promulgated thereunder relating to transactions by an issuer not involving any public offering; and the transaction has not been reviewed by, passed on or submitted to any Federal or state agency or self-regulatory organization where an exemption is being relied upon. The securities may not be sold, assigned or transferred unless (i) the sale, assignment or transfer of such securities is registered under the Securities Act, or (ii) the securities are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c) Exhibits. The exhibits designated with an asterisk (*) are filed herewith. All other exhibits have been previously filed with the Commission and, pursuant to 17 C.F.R. Secs. 20l.24 and 240.12b-32, are incorporated by reference to the document referenced in brackets following the descriptions of such exhibits.

         *4.1     Form of Debenture.
         *4.2     Form of Warrant.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                First Montauk Financial Corp.
                                                (Registrant)



Dated:  March 27, 2003                          By /s/ William J. Kurinsky
                                                  ------------------------------
                                                  William J. Kurinsky
                                                  Chief Financial Officer

                         EXHIBIT 4.1 - Form of Debenture




         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.


                            6% CONVERTIBLE DEBENTURE

------------, 2002                                              $--------------
                                                                No.:--------

         FIRST MONTAUK FINANCIAL CORP., a New Jersey corporation (the "Company" or the "Maker") hereby promises to pay to [name] (the "Holder") the sum of [dollar amt written] ($[dollar amt figure]) (the "Principal") on the earlier of
(i) [date], 2007 (the "Maturity Date"), and (ii) the date on which there is an acceleration pursuant to the terms of this Convertible Debenture (the "Debenture"), and to pay interest on the Principal and accrued and unpaid interest, which shall accrue at the rate of 6% per annum (except as provided in Section 1.4), calculated for the actual number of days the Principal is outstanding and interest is accrued and unpaid based on a 360-day year, in accordance with the terms hereof. Such payment shall be made in lawful money of the United States of America at such address as the Holder shall hereafter give to the Maker by written notice made in accordance with the provisions hereof.

         The following terms apply to this Debenture:

                                    ARTICLE I
             SUBSCRIPTION AGREEMENT; PREPAYMENT; PAYMENT OF INTEREST

         1.1 Subscription Agreement. This Debenture is one of a duly authorized issue of 6% Convertible Debentures, sold or to be sold, by the Company, in original authorized principal amount, similar in terms except for dates, principal amounts and named payees and is issued in connection with a certain Subscription Agreement of even date, between the Maker and the Holder and other signatories thereto (the "Subscription Agreement"), all terms of which are incorporated herein by this reference and hereby made a part of this Debenture. By its acceptance of this Debenture, each Holder agrees to be bound by the terms of the Subscription Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Subscription Agreement.

         1.2 Acceleration of Maturity Date. The Principal and accrued and unpaid Interest shall become immediately due and payable upon the occurrence of an Event of Default (as defined herein), which event shall be deemed an Acceleration Date.

         1.3. Prepayment. The Company shall have the option to prepay some or all of this Debenture, pursuant to the provisions of this Section 1.3, in the event that the closing bid price of the Company's Common Stock is 200% of the then current Conversion Price for the twenty (20) consecutive trading days prior to the date of the notice of prepayment, required to be delivered pursuant to this Section 1.3.

                  (a) From the date of issuance of this Debenture and until the first anniversary of the date of issuance, the prepayment price shall be 130% of the Principal amount of such Debenture to be prepaid, together with accrued and unpaid Interest through the date of prepayment (the "Prepayment Date"). Thereafter, the prepayment price shall be an amount equal to 120% of the Principal of this Debenture, together with accrued and unpaid Interest through the Prepayment Date.

                  (b) If this Debenture is called for prepayment pursuant this subsection 1.3, the Company shall give written notice to the Holder 30 days prior to the Prepayment Date, setting forth the prepayment price to be paid, instructions for presentation of the Debentures for prepayment and the Prepayment Date.

                  (c) Upon notice of any prepayment as provided in subsection 1.3(b), the Company covenants and agrees that upon presentation of the Debentures, it will pay on the Prepayment Date, the Principal to be prepaid as specified in such notice, together with accrued and unpaid Interest to the Prepayment Date in cash (the "Prepayment Payment").

                  (d) Provided the Company tenders the Prepayment Payment on the Prepayment Date, all Debentures noticed for prepayment in full shall, after the Prepayment Date, represent only the right to receive the Prepayment Payment and shall not be considered outstanding for any other purposes.

         1.4. Payment of Interest. Payment of accrued Interest on the Principal shall be paid semi-annually commencing six months from the first sale of the Debentures by the Company and shall be paid in full on the Maturity Date or such earlier date on which the Principal is paid to the Holder or on which the Debenture is converted or exchanged pursuant to the terms hereof.

                  (a) The Holder shall be entitled to receive Interest in cash at the annual rate of 6% per annum in semi-annual payments in arrears commencing on April 1, 2003, pro rata, and on each six-month anniversary thereafter (each of such dates being a "Interest Payment Date"). Such Interest shall be paid to the Holders of record at the close of business on the date ten business days prior to the Interest Payment Date. Each of such semi-annual Interest payments shall accrue, without Interest, from the first day of the six month period in which such Interest may be payable as herein provided, except that with respect to the first semi-annual Interest payment, such Interest with respect to any outstanding Debenture shall accrue from the date of issuance of such Debenture.

                  (b) All payments made by the Maker on this Debenture shall be applied first to the payment of accrued and unpaid Interest on this Debenture and then to the reduction of the unpaid principal balance of this Debenture. Payments of Principal and Interest shall be deemed made on the date such payment is deposited or, if mailed, on the date deposited in the mail with proper postage and addressed to the Holder and the address as shown on the records of the Company, or such other address as provided to the Maker in writing by the Holder.

                  (c) In the event that the date for the payment of any amount payable under this Debenture falls due on a Saturday, Sunday or public holiday under the laws of the State of New Jersey, the time for payment of such amount shall be extended to the next succeeding business day and Interest shall continue to accrue on any principal amount so effected until the payment thereof on such extended due date.

                                   ARTICLE II
                       CONVERSION RIGHTS; CONVERSION PRICE

         2.1 Voluntary Conversion by Holder. The Holder shall have the right prior to the date on which this Debenture is paid in full, to convert at any time, or from time to time, any part of the outstanding Principal amount of this Debenture into fully paid and non-assessable shares of Common Stock of the Maker (the "Conversion Rights") at the Conversion Price (as defined below) determined as provided herein. Promptly after the surrender of this Debenture, accompanied by a Notice of Conversion of Convertible Debenture in the form attached hereto as Exhibit 1, properly completed and duly executed by the Holder (a "Conversion Notice"), the Maker shall issue and deliver to or upon the order of the Holder that number of shares of Common Stock for the balance of this Debenture converted as shall be determined in accordance herewith.

         2.2 Mandatory Conversion. In the event that, prior to the Maturity Date, the closing bid price of the Company's Common Stock is 200% of the then current Conversion Price for the twenty (20) consecutive trading days prior to the date of the notice of conversion, the Company may, at its option, require the Holder to convert some or all of the Principal, into Common Stock at the Conversion Price (a "Mandatory Conversion"). In the event that the Company exercises this Mandatory Conversion option, the Company shall give written notice to the Holder 30 days prior to the Conversion Date, setting forth the applicable Conversion Price, instructions for presentation of the Debentures for conversion and the Conversion Date.

         2.3 The number of shares of Common Stock to be issued upon each conversion of this Debenture shall be determined by dividing (i) the amount of Principal to be converted by (ii) the Conversion Price in effect on the either the date (a) the Conversion Notice is delivered to the Maker by the Holder or
(b) the Maker delivers its Mandatory Conversion notice to the Holder.

         2.4 Conversion Price. Upon any conversion of this Debenture, the conversion price shall be $0.50, subject to adjustment from time to time upon the happening of certain events (the "Conversion Price") as set forth below.

                  (a) Subdivision. If the Company, at any time while Debentures remain outstanding, shall (i) subdivide the Common Stock (or effect a similar transaction), the Conversion Price shall be proportionately reduced or (ii) effect a reverse stock split or similar transaction, the Conversion Price shall be proportionately increased, as the case may be, as of the effective date of such subdivision, reverse stock split or similar transaction, or, if the Company shall take a record of holders of its Common Stock for the purpose of any such transaction, as of such record date, whichever is earlier (provided if such transaction does not actually occur, such adjustment shall not be made).

                  (b) Stock Dividends. If the Company at any time while any Debentures are outstanding shall pay a dividend in shares of, or make other distribution of shares of, the Common Stock, then the Conversion Price shall be adjusted, as of the date the Company shall take a record of the holders of its Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Conversion Price in effect immediately prior to such payment or other distribution by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

         2.5 Reclassification, Consolidation or Merger. At any time while this Debenture remains outstanding, in case of any reclassification or change of Common Stock (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of Common Stock) or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination Common Stock), or in the case of any sale or transfer to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company, or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, execute new debentures providing that the holders of the Debentures shall have the right to exercise such new debentures (upon terms not less favorable to the holders than those then applicable to the Debentures) and to receive upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of the Debentures, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, sale or transfer by the Holder of one share of Common Stock issuable upon exercise of the Debentures had the Debentures been converted immediately prior to such reclassification, change, consolidation, merger, sale or transfer. Such new debentures shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article II. The provisions of this Section 2.5 shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and transfers.

         2.6 Method of Conversion. Except as otherwise provided in this Debenture or agreed to by the Holder, this Debenture (a) may be converted by the Holder pursuant to its Conversion Rights set forth in Section 2.1 in whole at any time or in part (provided such partial conversion is at least $10,000) from time to time or (b) shall be converted by the Holder upon and in accordance with a demand by the Maker pursuant to the Mandatory Conversion provisions of Section
2.2 by:

         (i) in the event of a Holder electing to exercise its Conversion Rights, submitting to the Maker a Conversion Notice (by facsimile dispatched on the Conversion Date and confirmed by U.S. mail or overnight mail service sent within two business days thereafter) and surrendering this Debenture with the mailed confirmation of the Conversion Notice at the principal office of the Maker; or

         (ii) in the event of a Mandatory Conversion event, the Holder surrendering to the Maker this Debenture at the principal office of the Maker.

Upon a partial conversion of this Debenture, a new debenture containing the same date and provisions as this Debenture shall be issued by the Maker to the Holder for the balance due hereunder which shall not have been converted. By its acceptance of this Debenture, each Holder agrees to be bound by the terms of the Subscription Agreement.

         2.7 Restrictions on Shares. This Debenture has been issued by the Maker pursuant to the exemption from registration under the Securities Act of 1933 (the "Act"). The shares of Common Stock issuable upon conversion of this Debenture may not be offered, sold or otherwise transferred unless (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Maker shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to Maker) to the effect that such sale or transfer is exempt from the registration requirements of the Act. Each certificate for shares of Common Stock issuable upon conversion of this Debenture that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the applicable legend, shall bear a legend substantially in the following form, as appropriate:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Upon the request of a holder of a certificate representing any shares of Common Stock issuable upon conversion of this Debenture, the Maker shall remove the foregoing legend from the certificate or issue to such Holder a new certificate therefor free of any transfer legend, if (i) with such request, the Maker shall have received an opinion of counsel, reasonably satisfactory to the Maker in form, substance and scope, to the effect that any such legend may be removed from such certificate or (ii) a registration statement under the Act covering such securities is in effect.

         2.8 Reservation of Shares. The Company shall at all times have authorized and reserved, for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the issuance of shares of Common Stock underlying the then outstanding aggregate Principal amount of the Debentures.

                                   ARTICLE III
                                    COVENANTS

     3.1 Covenants of Maker. Maker covenants and agrees that, so long as this Debenture remains outstanding and unpaid, in whole or in part:

                  (a) Maker will not, and will not permit any of its Subsidiaries to, sell, transfer or in any other manner alienate or dispose of all or substantially all of its assets; provided, however, that Maker or any of its Subsidiaries may effect such a transaction if the payment of this Debenture is duly provided for from such sale proceeds;

                  (b) Maker will, and will cause each of its Subsidiaries to, promptly pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it, its income and profits, or any of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof. However, Maker or such Subsidiary shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and Maker or such Subsidiary, as the case may be, shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested;

                  (c) Maker will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to Maker as its counsel may advise;

                  (d) Maker will, and will cause each of its Subsidiaries to, at all times maintain, preserve, protect and keep its property used or useful in the conduct of its business in good repair, working order and condition and will, from time to time, make all necessary and proper repairs, renewals, replacements, betterments and improvements thereto;

                  (e) Maker will, and will cause each of its Subsidiaries to, keep adequately insured, by financially sound reputable insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations;

                  (f) Maker will, promptly following the occurrence of an Event of Default or of any condition or event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default, furnish a statement of Maker's President or Chief Financial Officer to Payee setting forth the details of such Event of Default or condition or event and the action which Maker intends to take with respect thereto;

                  (g) Maker will, and will cause each of its Subsidiaries to, at all times maintain books of account in which all of its financial transactions are duly recorded in conformance with generally accepted accounting principles;

                  (h) Maker, until payment in full of all Principal and Interest due on the Debentures, will not pay or declare any cash or in kind dividends or other distributions with respect to its capital stock, except for dividends consisting solely of additional shares of stock;

                  (i) Maker covenants and agrees that it will at all times reserve and keep available out of its authorized capital stock such number of shares of Common Stock and Conversion Shares of Maker as may be required for issuance upon conversion of the Debentures;

                  (j) Maker will not, and will not permit any of its Subsidiaries to, make any loan to any executive officer or any person who is or becomes a holder of 5% of the capital stock of Maker, other than for reasonable advances for expenses in the ordinary course of business or as compensation for services, not to exceed $100,000 in any calendar year;

                  (k) The Company shall cause any Subsidiary organized after the date of this Debenture to be bound by the terms hereof to the same extent as the Company.

                                   ARTICLE IV
                                EVENTS OF DEFAULT

         4.1 Default. If one or more of the following events shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), and the Holder shall have given fifteen (15) days prior written notice to the Company (except no notice is required for events in subsection 4.1(e) through 4.1(i)) by certified or registered mail, return receipt requested, and the Company shall not have cured the default within such period (herein called, after such notice, if applicable, "Events of Default"):

                  (a) default in the due and punctual payment of the Principal of, or Interest on this Debenture or any other Debenture when and as the same shall become due and payable, whether at the Maturity Date, the Acceleration Date or at a date fixed for prepayment or otherwise;

                  (b) breach by the Company of any covenant contained in this Debenture or any provision of the Subscription Agreement executed in connection with the sale and purchase of the Debentures;

                  (c) Default by the Company in the conversion of any of the Debentures, which default continues for a period of 30 days;

                  (d) The Company makes, or consents to, an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due;

                  (e) An order, judgment or decree is entered adjudicating the Company or any Subsidiary bankrupt or insolvent;

                  (f) The Company or any Subsidiary, petitions or applies to any tribunal for the appointment of a trustee or receiver of the Company or any Subsidiary, or of any substantial part of the assets of the Company or any Subsidiary, or commences any proceedings (other than proceedings for the voluntary liquidation and dissolution of a Subsidiary) relating to the Company or a Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction whether now or hereafter in effect;

                  (g) Any such petition or application is filed, or any such proceedings are commenced, against the Company or any Subsidiary, and the Company or any Subsidiary by any act indicates its approval thereof, consent or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee or receiver, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 60 days;

                  (h) Any order, judgment or decree is entered in any proceedings against the Company or any Subsidiary decreeing the dissolution of the Company and such order, judgment or decree remains unstayed and in effect for more than 60 days;

                  (i) Any order, judgment or decree is entered in any proceedings against the Company or any Subsidiary decreeing a split-up of the Company which requires the divestiture of in excess of 25% of the consolidated assets of the Company and its Subsidiaries, or the divestiture of the stock of a Subsidiary and such order, judgment or decree remains unstayed and in effect for more than 60 days,

                  (j) The dissolution of Maker or any material Subsidiary of Maker or any vote in favor thereof by the board of directors and shareholders of Maker or any material Subsidiary of Maker;

                  (k) Maker or any of its Subsidiaries sells all or substantially all of its assets or merges or is consolidated with another corporation in which Maker or such Subsidiary, as the case may be, is not the surviving corporation and the full amount of all Principal and accrued and unpaid Interest is not fully paid upon consummation of such merger or sale;

                  (l) Maker or any material Subsidiary defaults on any material covenant contained in agreements currently enforceable against the Maker and which default has or with the passage of time, will have a material adverse effect on the Company or its business;

                  (m) Any representation or warranty made by the Company or any of its Subsidiaries to the Holders under any of the Subscription Agreements and any documents delivered, in connection therewith was, when made, untrue or misleading and such breach has a material adverse effect on the Company and its Subsidiaries, taken as whole.

         4.2 Upon the occurrence of any Event of Default described in subsections 4.1(e) through (i), the unpaid principal amount of all this Debenture, together with the Interest accrued thereon (which Interest shall be deemed matured) shall become immediately due and payable, without declaration by the Holder, demand or notice to Maker or other requirements of any kind, all of which are hereby expressly waived by Maker. Upon the occurrence of, any Event of Default, other than pursuant to subsections 4.1(e) through 4.1(i), the Holder, by notice in writing to the Company, may declare the unpaid Principal amount of this Debenture and such accrued Interest to be, and the same shall forthwith become, due and payable, without presentment, demand, protest or other notice or other requirements of any kind all of which are hereby expressly waived by Maker.

                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 Failure or Indulgency Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         5.2 Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Maker; and the address of the Maker shall be 328 Newman Springs Road, Red Bank, New Jersey 07701; facsimile Number: (732) 842-9047. Both the Holder and the Maker may change the address for service by service of written notice to the other as herein provided.

     5.3 Amendment Provision. This Debenture and any provision hereof may be amended only by an instrument in writing signed by the Maker and the Holder.

     5.4 Assignability. This Debenture shall be binding upon the Maker and its successors and assigns and shall inure to be the benefit of the Holder and its successors and assigns; provided, however, that so long as no Event of Default has occurred, this Debenture shall only be transferable in whole or in increments of $10,000 subject to the restrictions contained in the restrictive legend on the first page of this Debenture.

         5.5 No Recourse. Each Debenture is issued upon the express condition, to which each successive holder expressly assents and by receiving the same agrees, that no recourse under or upon any obligation, covenant or agreement of the Debentures, or for the payment of the Principal of, or premium, if any, or the Interest on, a Debenture, or for any claim based on a Debenture, or otherwise in respect hereof, shall be had against any incorporator or any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, whether by virtue of the constitution, statute or rule of law or by any assessment or penalty or otherwise howsoever, all such individual liability being hereby expressly waived and released as a condition of and as a part of the consideration for the execution and issue of the Debentures; provided, however, that nothing herein shall prevent enforcement of the liability, if any, of any stockholder or subscriber to capital stock upon or in respect of capital stock not fully paid.

         5.6 Waiver of Demand. Maker hereby expressly waives demand and presentment for payment notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any legal action or remedy to collect amounts called for hereunder.

         5.7 Cost of Collection. If default is made in the payment of this Debenture, the Maker shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

         5.8 Governing Law. This Debenture shall be governed by the internal laws of the State of New Jersey, without regard to conflicts of laws principles. The parties hereto hereby submit to the exclusive jurisdiction of the State of New Jersey with respect to any dispute arising under this Debenture.

         5.9 Suits for Enforcement and Remedies. If any one or more Events of Default shall occur, the Holder may proceed to (i) protect and enforce Holder's rights either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, condition or agreement contained in this Debenture or in any agreement or document referred to herein or in aid of the exercise of any power granted in this Debenture or in any agreement or document referred to herein, (ii) enforce the payment of this Debenture, or (iii) enforce any other legal or equitable right of the Holder. No right or remedy herein or in any other agreement or instrument conferred upon the Holder of this Debenture is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to every right and remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         5.10 Denominations. At the request of the Holder, upon surrender of this Debenture, the Maker shall promptly issue new Debentures in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $10,000 as the Holder shall request.

         5.11 Replacement of Debenture. Upon receipt of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or mutilation of this Debenture and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Maker, or, in the case of any such mutilation, upon surrender and cancellation of this Debenture, the Maker, at its expense, will execute and deliver, in lieu thereof, a new Debenture of like tenor.

         5.12 Withholding Tax. The Holder of this Debenture agrees to bear the cost of any U.S. withholding tax on interest payable under this Debenture.

         5.13 Investment Purpose. The Holder of this Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Common Stock issuable upon conversion hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws or similar laws relating to the sale of securities.

         5.14 Severability. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

         5.15 Interest Rate. If any interest rate specified herein is held to be impermissible, then the rate charged on the indebtedness represented hereby shall be reduced to the highest rate then permitted by law.

         5.16 Headings. The headings of the sections of this Debenture are inserted for convenience only and do not affect the meaning of such section.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Maker has caused this Debenture to be executed this 12th day of December, 2002.

[SEAL]                                           FIRST MONTAUK FINANCIAL CORP.



                                                 By:----------------------------
                                                    Name: Herbert Kurinsky
                                                    Title: President

Exhibit 1
                              NOTICE OF CONVERSION
                            OF CONVERTIBLE DEBENTURE

TO:  [name]


     (1) Pursuant to the terms of the attached Convertible Debenture (the "Debenture"), the undersigned hereby elects to convert $-------- principal amount of the Debenture into shares of Common Stock of First Montauk Financial Corp. (the "Maker"). Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Debenture.

     (2) Please issue a certificate or certificates for the number of shares of Common Stock into which such principal amount of the Debenture is convertible in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

         Name                              Name


         Address                           Address


         SS or Tax ID Number               SS or Tax ID Number

     (3) In the event of partial exercise, please reissue an appropriate Debenture(s) for the balance that shall not have been converted.

     (4) The undersigned represents and warrants that (i) all of the requirements of the Securities Act of 1933, as amended (the "Act"), applicable to the undersigned have been complied with by the undersigned and (ii) the undersigned has not engaged in any transaction or series of transactions that is a part of or a plan or scheme to evade the registration requirements of the Act.




Date
     ---------------------                  -----------------------------------
                                            Signature of Registered Holder
                                            (Must be signed exactly as name
                                            appears in the Debenture.
                                            The signature must be notarized.)

                          EXHIBIT 4.2 - Form of Warrant


NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                     THE TRANSFERABILITY OF THIS WARRANT IS
                       RESTRICTED AS PROVIDED IN SECTION 2

No. ------                                                   December __, 2002


                          FIRST MONTAUK FINANCIAL CORP.
                          COMMON STOCK PURCHASE WARRANT

          For good and valuable consideration, the receipt of which is hereby acknowledged by FIRST MONTAUK FINANCIAL CORP., a New Jersey corporation (the "Company"), __________________ is hereby granted the right to purchase, at any time from the date hereof until 5:00 P.M., New York City time, on ___________, 2007 (the "Warrant Exercise Term"), up to ________________ (_____) fully-paid and non-assessable shares of the Company's Common Stock, no par value per share ("Common Stock").

          This Warrant is exercisable at a per share price of $0.50 (the "Exercise Price"), subject to adjustment as provided in Section l hereof, payable in cash or by certified or official bank check in New York Clearing House funds. Upon surrender of this warrant certificate with the annexed Subscription Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased at the Company's principal executive offices (presently located at 328 Newman Springs Road, Red Bank, New Jersey 07701) the registered Holder of the Warrant ("Holder") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased (the "Warrant Shares").

                  l.       Exercise of Warrant

     1.1 The purchase rights represented by this Warrant are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of the Common Stock) during any period in which this Warrant may be exercised as set forth above. In the case of the purchase of less than all the shares of Common Stock purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender thereof and, upon the written request of the Holder, the Company shall execute and deliver a new Warrant of like tenor for the balance of the shares of Common Stock purchasable hereunder.

     1.2 The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder hereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of such certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     1.3 Stock Dividends, Subdivisions, Reclassifications or Combinations. If the Corporation shall (A) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (B) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (C) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder after such date shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had this Warrant been exercised immediately prior to such date. Successive adjustments in the Exercise Price shall be made whenever any event specified above shall occur.

     1.4 Consolidation, Merger, Sale or Conveyance. In case of any consolidation or merger of the Company with any other corporation (other than a wholly owned subsidiary), or in case of sale or transfer of all or substantially all of the assets of the Company, or in the case of any share exchange whereby the Common Stock is converted into other securities or property, the Company will be required to make appropriate provision so that the Holder will have the right thereafter to exercise this Warrant into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock for which this Warrant was exercisable immediately prior to such consolidation, merger, sale, transfer or share exchange.

     1.5 The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issuable shall be duly and validly issued and fully-paid and non-assessable.

                  2.       Restrictions on Transfer

                  The Holder acknowledges that he has been advised by the Company that this Warrant and the shares of Common Stock (the "Warrant Shares") issuable upon exercise thereof (collectively the "Securities") have not been registered under the Securities Act of l933, as amended (the "Securities Act"), that the Warrant is being issued, and the shares issuable upon exercise of the Warrant will be issued, on the basis of the statutory exemption provided by section 4(2) of the Securities Act relating to transactions by an issuer not involving any public offering, and that the Company's reliance upon this statutory exemption is based in part upon the representations made by the Holder contained herein. The Holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of the Securities shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of the Securities is registered under the Securities Act, and the Company has no obligations or intention to so register the Securities except as may otherwise be provided herein, or (ii) the Securities are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act or such sale, assignment, or transfer is otherwise exempt from registration under the Securities Act. The Holder represents and warrants that he has acquired this Warrant and will acquire the Securities for his own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and that he has no present intention of distributing or selling to others any of such interest or granting any participation therein. The Holder acknowledges that the securities shall bear the following legend:

         "These securities have not been registered under the Securities Act of l933. Such securities may not be sold or offered for sale, transferred, hypothecated or otherwise assigned in the absence of an effective registration statement with respect thereto under such Act or an opinion of counsel to the Company that an exemption from registration for such sale, offer, transfer, hypothecation or other assignment is available under such Act."

                  3.       Registration Rights

     3.1 Commencing on the date hereof and for a period of five (5) years thereafter, the Company shall advise the Holder of this Warrant or of the Warrant Shares or any then Holder of Warrants or Warrant Shares (such persons being collectively referred to herein as "Holders") by written notice at least 30 days prior to the filing by the Company with the Securities and Exchange Commission of any registration statement under the Securities Act of l933 (the "Act") covering securities of the Company, except on Forms S-4 or S-8 (or similar successor form), and upon the request of any such Holder within ten days after the date of such notice, include in any such registration statement such information as may be required to permit a public offering of the Warrant Shares. The Company shall supply such number of prospectuses and other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Warrant Shares, qualify the Warrant Shares for sale in such states as any such Holder reasonably designates and do any and all other acts and things which may be necessary or desirable to enable such Holders to consummate the public sale or other disposition of the Warrant Shares, and furnish indemnification in the manner as set forth in Subsection 3.2 of this
Section 3. Such Holders shall furnish information and indemnification as set forth in Subsection 3.2 of this Section 3. For the purpose of the foregoing, inclusion of the Warrant Shares by the Holder in a Registration Statement pursuant to this sub-paragraph 3.l under a condition that the offer and/or sale of such Warrant Shares not commence until a date not to exceed 90 days from the effective date of such registration statement shall be deemed to be in compliance with this sub-paragraph 3.l.

     3.2 The following provisions of this Section 3 shall also be applicable to the exercise of the registration rights granted under this Section 3.l:

         (A) The foregoing registration rights shall be contingent on the Holders furnishing the Company with such appropriate information (relating to the intentions of such Holders) as the Company shall reasonably request in writing. Following the effective date of such registration, the Company shall upon the request of any owner of Warrants and/or Warrant Shares forthwith supply such number of prospectuses meeting the requirements of the Act as shall be requested by such owner to permit such Holder to make a public offering of all Warrant Shares from time to time offered or sold to such Holder, provided that such Holder shall from time to time furnish the Company with such appropriate information (relating to the intentions of such Holder) as the Company shall request in writing. The Company shall also use its best efforts to qualify the Warrant Shares for sale in such states as such Holder shall reasonably designate.

         (B) The Company shall bear the entire cost and expense of any registration of securities initiated by it under Subsection 3.l of this Section 3 notwithstanding that Warrant Shares subject to this Warrant may be included in any such registration. Any Holder whose Warrant Shares are included in any such registration statement pursuant to this Section 3 shall, however, bear the fees of his own counsel and any registration fees, transfer taxes or underwriting discounts or commissions applicable to the Warrant Shares sold by him pursuant thereto.

         (C) The Company shall indemnify and hold harmless each such Holder and each underwriter, if any, within the meaning of the Act, who may purchase from or sell for any such Holder any Warrant Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or any registration statement under the Act or any prospectus included therein required to be filed or furnished by reason of this Section 3 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of such Act; provided, however, that the Company shall not be obliged so to indemnify any such Holder or underwriter or controlling person unless such Holder or underwriter shall at the same time agree to indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company within the meaning of such Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Section 3 or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by any such Holder or underwriter expressly for use therein.

         (D) The Company may withdraw the registration at any time.

                  4. Exchange and Replacement of Warrant Certificates.

                  This Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu thereof and any such lost, stolen, destroyed or mutilated warrant shall thereupon become void.

                  5. Elimination of Fractional Interests.

                  The Company shall not be required to issue certificates representing fractions of the shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of shares of Common Stock.

                  6. Rights of Warrant Holders.

                  Nothing contained in this Agreement shall be construed as conferring upon the Holder any rights whatsoever as a stockholder of the Company, either at law or in equity, including without limitation, or Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors the right to receive dividends or any other matter.

                  7.       Miscellaneous

     7.l All the covenants and agreements made by the Company in this Warrant shall bind its successors and assigns.

     7.2 No recourse shall be had for any claim based hereon or otherwise in any manner in respect hereof, against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

     7.3 No course of dealing between the Company and the Holder hereof shall operate as a waiver of any right of any Holder hereof, and no delay on the part of the Holder in exercising any right hereunder shall so operate.

     7.4 This Warrant may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Warrant, and all future Holders shall be bound thereby.

     7.5 All communications provided for herein shall be sent, except as may be otherwise specifically provided, by registered or certified mail: if to the Holder of this Warrant, to the address shown on the books of the Company; and if to the Company, to 328 Newman Springs Road, Red Bank, New Jersey 07701, attention: Office of the President, or to such other address as the Company may advise the Holder of this Warrant in writing. Notices shall be deemed given when mailed.

     7.6 The provisions of this Warrant shall in all respects be constructed according to, and the rights and liabilities of the parties hereto shall in all respects be governed by, the laws of the State of New Jersey. This Warrant shall be deemed a contract made under the laws of the State of New Jersey and the validity of this Warrant and all rights and liabilities hereunder shall be determined under the laws of said State.

     7.7 The headings of the Sections of this Warrant are inserted for convenience only and shall not be deemed to constitute a part of this Warrant.




                             Signature page follows.

     IN WITNESS WHEREOF, FIRST MONTAUK FINANCIAL CORP. has caused this Warrant to be executed in its corporate name by its officer, and its seal to be affixed hereto.


Dated:   December --, 2002
         Red Bank, New Jersey

                                                FIRST MONTAUK FINANCIAL CORP.


                                                By:-----------------------------
                                                   Herbert Kurinsky
                                                   President

ATTEST:


-------------------------------
Secretary

SUBSCRIPTION FORM

TO:      First Montauk Financial Corp.
         328 Newman Springs Road
         Red Bank, New Jersey 07701

         The undersigned Holder hereby irrevocably elects to exercise the right to purchase shares of Common Stock covered by this Warrant according to the conditions hereof and erewith makes full payment of the Exercise Price of such shares.

         Kindly deliver to the undersigned a certificate representing the Shares.

                    INSTRUCTIONS FOR DELIVERY

Name:  ____________________________________________________________
                  (please typewrite or print in block letters)

Address: __________________________________________________________

Tax I.D. No. or Social Security No.: ____________________________________

Dated: _________________________


Signature ________________________________

STATE OF ___________)
COUNTY OF _________) ss:

         On this __ day of ___________, before me personally came ________, to me known, who being by me duly sworn, did depose and say that he resides at __________________, that he is the holder of the foregoing instrument and that he executed such instrument and duly acknowledged to me that he executed the same.


                                                  -----------------------------
                                                  Notary Public

                              [FORM OF ASSIGNMENT]

                (To be executed by the registered holder if such
                     holder desires to transfer the Warrant
                                  Certificate.)

     FOR VALUE RECEIVED ------------------------------ hereby sells, assigns and transfers unto -----------------------------------------------------------------


                  (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ---------------------------, Attorney, to transfer the within Warrant Certificate on the books of FIRST MONTAUK FINANCIAL CORP., with full power of substitution.

Dated:
      -------------------------   Signature:
                                            -----------------------------------

                                           (signature must conform in all
                                            respects to name of holder as
                                            specified on the face of
                                            the Warrant Certificate)


(Insert Social Security or Other
Identifying Number of Assignee)

STATE OF ----------)
COUNTY OF ---------) ss:

     On this ---- day of ----------------, before me personally came -------------------, to me known, who being by me duly sworn, did depose and say that he resides at ------------------, that he is the holder of the foregoing instrument and that he executed such instrument and duly acknowledged to me that he executed the same.



                                             -----------------------------
                                             Notary Public